UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 24, 2011 (October 24, 2011)

COOPER-STANDARD HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	333-123708	20-1945088
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

39550 Orchard Hill Place Drive

Novi, Michigan 48375

(248) 596-5900

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On October 24, 2011, Cooper-Standard Holdings Inc. issued a press release providing an update on its strategic alternatives process. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 8.01.

Item 9.01	Financial Statements and Exhibits

The following exhibit is filed as part of this report.

(d)	Exhibits.

99.1 Press Release of Cooper-Standard Holdings Inc., dated October 24, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COOPER-STANDARD HOLDINGS INC.

By:	/s/ Timothy W. Hefferon
Timothy W. Hefferon
Vice President, General Counsel and Secretary

Date: October 24, 2011